UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - March 6, 2009

(Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16831	75-2993910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices, including zip code)

(441) 295-2838

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, Ingersoll-Rand Company Limited (the “Company”) announced on March 5, 2009 a reorganization of the Company, including the establishment of the Company’s tax residency in Ireland and, following the satisfaction of certain conditions, a newly formed Irish company, Ingersoll-Rand plc, replacing the Company as the ultimate parent company (the “Reorganization”).

To assist in understanding the Reorganization, a chart showing the anticipated organizational structure of the Company upon completion of the Reorganization is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Ingersoll-Rand Company Limited Organizational Structure Chart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED (Registrant)

Date: March 6, 2009	/s/ Patricia Nachtigal
Patricia Nachtigal Senior Vice President and General Counsel

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